Prospectus

[GRAPHIC]

Calvert Tax-Free Reserves

Money Market Portfolio

Limited-Term Portfolio

Calvert National Municipal Intermediate Fund

Long-Term Portfolio

April 30, 2001

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INVESTMENTS
THAT MAKE A DIFFERENCE(R)

An Ameritas Acacia Company

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                                   PROSPECTUS
                                 April 30, 2001
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                        CALVERT TAX-FREE RESERVES FUND
                          CTFR Money Market Portfolio
                          CTFR Limited-Term Portfolio
                           CTFR Long-Term Portfolio

                  CALVERT NATIONAL MUNICIPAL INTERMEDIATE FUND


About the Fund
2    Investment Objective, Strategy, Past Performance
11   Fees and Expenses
13   Investment Practices and Risks

About Your Investment
18   Calvert and the Portfolio Management Team
18   Advisory Fees
19   How to Buy Shares (Sales charges, etc.)
22   Important - How Shares are Priced
24   Other Calvert Features
     (Exchanges, Minimum Account Balance, etc.)
27   Dividends, Capital Gains and Taxes
29   How to Sell Shares
31   Financial Highlights
36   Exhibit A - Reduced Sales Charges
38   Exhibit B - Service Fees and
     Other Arrangements with Dealers






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These securities have not been approved or disapproved by the Securities and
Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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                                 CTFR MONEY MARKET

Objective
CTFR Money Market (the "Fund") seeks to earn the highest level of interest income, exempt from federal income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund.

Principal Investment Strategies and Related Risks
CTFR Money Market invests in fixed and floating rate municipal bonds and notes, variable rate demand notes, tax-exempt commercial paper, and other high quality, short-term municipal obligations. The Advisor looks for securities with strong credit quality that are attractively priced. This may include investments with unusual features or privately placed issues that are not widely followed in the fixed income marketplace.

Many of the instruments held by the Fund are supported by a credit facility (to improve the credit quality) or liquidity facility (to shorten the maturity) provided by banks; thus, the Fund has an exposure to the banking industry.

The Fund may purchase securities that have not been rated by a rating agency, so long as the Advisor determines they are of comparable credit quality to rated securities permissible for the Fund.

Unrated and privately placed securities may be less liquid than those that are rated or have an active trading market.

CTFR Money Market's yield will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, extreme changes in market rates, and or sudden credit deterioration of a holding could cause the value to decrease. The Fund limits the amount it invests in any one issuer to try to lessen its exposure.

In addition to interest rate risk and credit risk, different types of municipal bonds may be affected differently, based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, and court rulings, among other factors.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 2
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CTFR Money Market Performance
The bar chart and table below show the Fund's Class O annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance has varied from year to year. The table compares the Fund's returns over time to the Lipper Tax-Exempt Money Market Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                                CTFR Money Market
                            Year-by-Year Total Return

                                    [GRAPH]

                                1991      4.96%
                                1992      3.17%
                                1993      2.41%
                                1994      2.81%
                                1995      4.02%
                                1996      3.33%
                                1997      3.38%
                                1998      3.22%
                                1999      3.04%
                                2000      3.95%

         Best Quarter (of periods shown)            Q1 `91      1.32%
         Worst Quarter (of periods shown)           Q1 `93      0.56%


Average Annual Total Returns (as of 12.31.00)

                                           1 year      5 years     10 years
CTFR Money Market (Class O)                 3.95%        3.38%        3.43%
Lipper Tax-Exempt
Money Market Index                          3.64%        3.16%        3.08%

For current yield information call 800-368-2745, or visit Calvert's website at www.calvert.com

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 3
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                                CTFR LIMITED-TERM

Objective
CTFR Limited-Term (the "Fund") seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund.

Principal Investment Strategies
While seeking to achieve its objective, CTFR Limited-Term strives to minimize volatility in the net asset value (NAV) per share. The Advisor intends under normal circumstances to maintain an average portfolio maturity of three years or less. The Fund typically invests at least 85% of its net assets in investment grade debt securities. The Advisor looks for securities with strong credit quality that are attractively priced. This may include investments with unusual features or privately placed issues that are not widely followed in the fixed income marketplace.

The Fund may invest in a variety of tax-exempt obligations including tax-supported debt (general obligation bonds and notes of state and local issuers), various types of revenue debt (transportation, housing, utilities, hospital), special tax obligations, and qualified private activity bonds and other state and local government authorities, tax and revenue anticipation notes and bond anticipation notes, municipal leases, and certificates of participation in such investments. The obligations may be structured as variable rate or adjustable rate obligations and are often supported by a third party letter of credit.

Many of the instruments held by the Fund are supported by a credit facility (to improve the credit quality) or liquidity facility (to shorten the maturity) provided by banks; thus, the Fund has an exposure to the banking industry.

Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

 .  The bond market goes down
 .  The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks
 .  The Advisor's forecast as to interest rates is not correct. Increases in market interest rates can cause the price of a debt security to decrease.
 . The Advisor's allocation among different sectors of the bond market does not perform as well as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 4
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CTFR Limited-Term Performance
The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Municipal Bond Index. This is a widely recognized, unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Short Municipal Debt Fund Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the index used for comparison in the table.

                                CTFR Limited-Term
                       Year-by-Year Total Return (at NAV)

                                    [GRAPH]

                                1991      6.46%
                                1992      4.99%
                                1993      4.02%
                                1994      2.42%
                                1995      5.55%
                                1996      3.94%
                                1997      4.07%
                                1998      3.87%
                                1999      2.86%
                                2000      4.53%

         Best Quarter (of periods shown)            Q4 `00      1.21%
         Worst Quarter (of periods shown)           Q1 `94      0.45%

Average Annual Total Returns (as of 12.31.00)
(with maximum sales charge deducted)
                                           1 year      5 years     10 years
CTFR Limited-Term                           3.46%        3.64%        4.16%
Lehman Municipal Bond Index TR             11.68%        5.84%        7.32%
Lipper Short Municipal Debt
  Fund Index                                4.94%        4.02%          N/A

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 5
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                                CMF INTERMEDIATE

Objective
Calvert National Municipal Intermediate Fund (the "Fund") seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and certain quality and maturity characteristics.

Principal Investment Strategies
The Fund typically invests at least 65% of its net assets in investment grade debt securities. The Advisor looks for securities with strong credit quality that are attractively priced. The average dollar-weighted maturity will be between 3 and 10 years.

Types of Investments
The Fund may invest in tax-exempt obligations, such as tax-supported debt (general obligation bonds of state and local issuers), various types of revenue debt (transportation, housing, utilities, hospital), special tax obligations, and qualified private activity bonds and other state and local government authorities, municipal leases, and certificates of participation in such investments.

Under normal market conditions, the Fund will invest at least 65% of its total assets in municipal obligations whose interest is exempt from federal tax. The Fund will also attempt to invest the remaining 35% of its total assets in such obligations, but may invest it in municipal obligations of other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions or in short-term taxable money market-type instruments. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be exempt from federal income tax, but may be subject to state income taxes. The interest of certain obligations may be subject to the federal alternative minimum tax.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 6
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Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

 .  The bond market goes down
 .  The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks
 .  The Advisor's forecast as to interest rates is not correct. Increases in market interest rates can cause the price of a debt security to decrease.
 .  The Advisor's allocation among different sectors of the bond market does not perform as well as expected
 . The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of bonds. Gains or losses on a single bond may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CMF Intermediate Performance
The following bar chart and table show the Fund's annual returns and its long-term performance. The information provides some indication of the risks of investing in the Fund. The chart shows how the performance of the shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Municipal 10 Year Bond Index TR. This is a widely recognized, unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Intermediate Municipal Fund Index, a composite of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the index or average used for comparison in the table.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 7
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                                CMF Intermediate
                       Year-by-Year Total Return (at NAV)

                                    [GRAPH]

                                1993      9.47%
                                1994     (1.18)%
                                1995     13.64%
                                1996      4.32%
                                1997      7.11%
                                1998      5.46%
                                1999     (2.01)%
                                2000      9.91%

         Best Quarter (of periods shown)            Q1 `95     5.19%
         Worst Quarter (of periods shown)           Q1 `94    (2.40%)


Average Annual Total Returns (as of 12.31.00)
(with maximum sales charge deducted)
                                           1 year      5 years        Since
                                                                  Inception
CMF Intermediate (inception 9/30/92)        6.74%        4.28%        5.35%
Lehman Municipal 10 year
Bond Index TR                              10.76%        5.93%        6.73%
Lipper Intermediate Municipal
Fund Index                                  8.67%        4.80%        5.36%

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 8
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                                 CTFR LONG-TERM

Objective
CTFR Long-Term (the "Fund") seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund.

Principal Investment Strategies
The Fund typically invests at least 65% of its net assets in investment grade debt securities. The Advisor looks for securities with strong credit quality that are attractively priced in various maturity ranges. To the extent it may do so consistent with its investment objective, the Fund follows a strategy to also seek to provide a competitive rate of total return. There is no limit on the Fund's average portfolio maturity.

The Fund may invest in a variety of tax-exempt obligations including tax-supported debt (general obligation bonds of state and local issuers), various types of revenue debt (transportation, housing, utilities, hospital), special tax obligations, and qualified private activity bonds and other state and local government authorities, municipal leases, and certificates of participation in such investments.

Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

 .  The bond market goes down
 .  The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks
 .  The Advisor's forecast as to interest rates is not correct. Increases in market interest rates can cause the price of a debt security to decrease.
 .  The Advisor's allocation among different sectors of the bond market does not perform as well as expected
 . The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of bonds. Gains or losses on a single bond may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 9

CTFR Long-Term Performance
The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Municipal Bond Index. This is a widely recognized, unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper General Municipal Debt Index, a composite index of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the index used for comparison in the table.

                                 CTFR Long-Term
                       Year-by-Year Total Return (at NAV)

                                    [GRAPH]

                                1991     11.77%
                                1992      7.60%
                                1993     11.11%
                                1994     (2.30)%
                                1995     16.05%
                                1996      2.89%
                                1997      8.35%
                                1998      5.07%
                                1999     (4.52)%
                                2000     12.93%

         Best Quarter (of periods shown)            Q1 `95     5.99%
         Worst Quarter (of periods shown)           Q1 `94    (3.59%)

Average Annual Total Returns (as of 12.31.00)
(with maximum sales charge deducted)
                                           1 year      5 years     10 years
CTFR Long-Term                              8.66%        3.99%        6.30%
Lehman Municipal Bond Index TR             11.68%        5.84%        7.32%
Lipper General Municipal Debt Index        11.10%        4.99%        6.79%

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 10
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FEES AND EXPENSES

                                  Money      Limited-      Inter-      Long-
                                  Market      Term         mediate     Term
                                  ------     --------      -------     -----
Shareholder Fees
(fees paid directly from
your account)

Maximum sales charge (load)
imposed on purchases
(as a percentage of
offering price)                    None       1.00%          2.75%     3.75%

Maximum deferred sales
charge (load)
(as a percentage of purchase
or redemption proceeds,
whichever is lower)                None      None/1/        None/2/   None/2/

Account maintenance fee
(Money Market only, for
accounts under $1,000)           $3/month    None           None      None


Annual fund operating
expenses (expenses that are
deducted from Fund assets)/3/

Management fees                    .46%        .61%           .70%      .61%

Distribution and service
(12b-1) fees                       None      None             .00%      .09%

Other expenses                     .19%        .11%           .25%      .20%

Total annual fund
operating expenses                 .65%        .72%           .95%      .90%

/1/ Purchases of Limited-Term shares for accounts with $250,000 or more are not subject to front-end sales charges, but may be subject to a 0.10% contingent deferred sales charge on shares redeemed within 9 months of purchase. (See "How to Buy Shares")
/2/ Purchases of Intermediate and Long-Term shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 1.0% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See "How to Buy Shares")
/3/ Expenses are based on the Fund's most recent fiscal year. Management fees include the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

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        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 11
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Example
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

 . You invest $10,000 in the Fund for the time periods indicated; . Your investment has a 5% return each year;
 . The Fund's operating expenses remain the same; and . You redeem all shares at the end of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Portfolio                  Number of Years Investment is Held
                           1 Year       3 Years      5 Years      10 Years
Money Market               $66          $208         $362         $810
Limited-Term               $173         $328         $497         $986
Intermediate               $369         $569         $786         $1,409
Long-Term                  $463         $651         $855         $1,441

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 12
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Investment Practices and Risks
The most concise description of the principal investment strategies and associated risks is under the earlier summary for each Fund. Limited-Term, Intermediate, and Long-Term are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the Fund's investment practices and techniques.

For each of the investment practices listed, the table below shows the limitations for Limited-Term, Intermediate and Long-Term as a percentage of assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the annual/semi-annual reports.



Key to Table
(*)      Fund currently uses as a principal investment practice
[_] Permitted, but not typically used as a principal investment practice (% of assets allowable, if restricted)
X        Not permitted
xN       Allowed up to x% of Fund's net assets
xT       Allowed up to x% of Fund's total assets
NA       Not applicable to this type of fund

Investment Practices
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Temporary Defensive Positions.                   Ltd.-     Inter-     Long-
                                                 Term      mediate    Term
During adverse market, economic or political
conditions, the Fund may depart from its
principal investment strategies by increasing
its investment in U.S. government securities      [_]        [_]      [_]
and other short-term interest-bearing
securities. During times of any temporary defensive positions, a Fund may not be able to achieve its investment objective.
Risks: Opportunity.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 13
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Investment Practices and Risks (Cont'd)
Investment Practices
--------------------------------------------------------------------------------
Conventional Securities                          Ltd.-     Inter-     Long-
                                                 Term      mediate    Term

Investment grade bonds. Bonds rated BBB/Baa
or higher or comparable unrated bonds. Risks:     (*)        (*)      (*)
Interest Rate, Market, Political and Credit.

Below-investment grade bonds. Bonds rated
below BBB/Baa or comparable unrated bonds,
also known as high-yield bonds. They are
subject to greater credit risk than
investment grade bonds. Risks: Credit,
Market, Interest Rate, Liquidity, Political       [_]        [_]      [_]
and Information.                                  15N        35N      35N

Unrated debt securities. Bonds that have not
been rated by a recognized rating agency; the
Advisor has determined the credit quality
based on its own research. Risks: Credit,
Market, Interest Rate, Liquidity, Political       [_]        [_]      [_]
and Information.

Illiquid securities. Securities which cannot
be readily sold because there is no active
market. Risks: Liquidity, Market and Transaction. [_]        [_]      [_]
                                                  15N        15N      15N

Unleveraged derivative securities

Asset-backed securities. Securities are issued
by a special purpose entity and are backed by
fixed-income or other interest bearing assets.
Risks: Credit, Interest Rate, Political and       [_]        [_]      [_]
Liquidity.

Mortgage-backed securities. (typically, single-
family mortgage bonds). Securities are backed by
pools of mortgages, including passthrough
certificates. Risks: Credit, Extension,
Prepayment, Liquidity, Political and Interest     [_]        [_]      [_]
Rate.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 14

Investment Practices
--------------------------------------------------------------------------------
Leveraged derivative instruments                 Ltd.-     Inter-     Long-
                                                 Term      mediate    Term
Options on securities and indices. Contracts
giving the holder the right but not the
obligation to purchase or sell a security (or
the cash value, in the case of an option on
an index) at a specified price within a          N/A         [_]      [_]
specified time. Any options written by the                   5N       5N
Funds must be covered. Risks: Interest Rate,
Market, Leverage, Correlation, Liquidity,
Credit and Opportunity.

Futures contract. Agreement to buy or sell a
specific amount of a commodity or financial
instrument at a particular price on a specific   N/A         [_]      [_]
future date. Risks: Interest Rate, Market,                   5N       5N
Leverage, Correlation, Liquidity and Opportunity.

Structured securities. Inverse floating rate
municipal notes and bonds. These securities
tend to be highly sensitive to interest rate     [_]         [_]      [_]
movements.  Risks: Credit, Interest Rate, Market,
Leverage, Liquidity, Political and Correlation.

--------------------------------------------------------------------------------
The Funds have additional investment policies and restrictions (for example, repurchase agreements, reverse repurchase agreements, borrowing, pledging, and securities lending, and when-issued securities.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI.")

Types of Investment Risk

Correlation risk
This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 15

Extension risk
The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk
The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk
The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk
The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management risk
The risk that a Fund's portfolio management practices might not work to achieve their desired result.

Market risk
The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk
The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk (Municipal Bonds)
The risk that different types of municipal bonds may be adversely affected by changes or proposed changes in the federal or state tax structure, economic and regulatory development, judicial opinions, and other factors.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 16

Prepayment risk
The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current, market rate which may be lower.

Transaction risk
The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 17

CALVERT GROUP AND THE PORTFOLIO MANAGEMENT TEAM
Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of the Advisor. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2000, Calvert had over $6.5 billion in assets under management.

Calvert uses a team approach to its management of the Funds. Since inception, investment selections for the Funds have been made by a committee of the Advisor's fixed-income portfolio managers. Reno J. Martini, Senior Vice President and Chief Investment Officer of Calvert, heads this team and oversees the management of all Calvert Funds for Calvert. Mr. Martini has over 23 years of experience in evaluating and purchasing municipal securities and has been the head of Calvert's asset management team since 1985.

ADVISORY FEES

The following table shows the aggregate annual advisory fee paid to Calvert by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. Note, it does not include the administrative service fee.

Fund                       Advisory Fee
Money Market               .20%
Limited-Term               .60%
Intermediate               .60%
Long-Term                  .60%

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 18

HOW TO BUY SHARES

Getting Started - Before You Open an Account
You have a few decisions to make before you open an account in a mutual fund.

First, decide which fund or funds best suits your needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, and several other types of accounts.

Money Market offers three classes of shares, all of which are sold without a sales charge. Only Money Market Class O is offered by this prospectus.

Shares of Limited-Term, Intermediate and Long-Term are sold with a front-end sales charge.

Investors pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 in Limited-Term, or if your cumulative purchases or the value in your account is more than $50,000,4 then the sales charge is reduced to .75%.

Limited-Term
                                        Sales Charge as          % of Amount
Your investment                     % of offering price            invested
Less than $50,000                                 1.00%               1.01%
$50,000 but less than $100,000                    0.75%               0.76%
$100,000 but less than $250,000                   0.50%               0.50%
$250,000 and over                                 None5               None5

Intermediate
                                        Sales Charge as         % of Amount
Your investment                     % of offering price            invested
Less than $50,000                                 2.75%               2.83%
$50,000 but less than $100,000                    2.25%               2.30%
$100,000 but less than $250,000                   1.75%               1.78%
$250,000 but less than $500,000                   1.25%               1.27%
$500,000 but less than $1,000,000                 1.00%               1.01%
$1,000,000 and over                               None6               None6

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 19

Long-Term

                                        Sales Charge as         % of Amount
Your investment                     % of offering price            invested
Less than $50,000                                 3.75%               3.90%
$50,000 but less than $100,000                    3.00%               3.09%
$100,000 but less than $250,000                   2.25%               2.30%
$250,000 but less than $500,000                   1.75%               1.78%
$500,000 but less than $1,000,000                 1.00%               1.01%
$1,000,000 and over                               None6               None6

--------------------------------------------------------------------------------
4 This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the higher of cost or current value of shares you have previously purchased in Calvert Funds that impose sales charges. This automatically applies to your account for each new purchase of shares.

5 Purchases of Limited-Term shares at NAV for accounts with $250,000 or more on which a finder's fee has been paid are subject to a nine month contingent deferred sales charge ("CDSC") of 0.10%. See the "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

6 Purchases of Intermediate and CTFR Long-Term shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a one year CDSC of 1.00%. See the "Calculation of Contingent Deferred Sales Charge."

The front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of registered investment advisers. For details on these and other purchases that may qualify for a reduced sales charge, see Exhibit A.
--------------------------------------------------------------------------------

Calculation of Contingent Deferred Sales Charge
The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 20

Distribution and Service Fees

Intermediate and Long-Term have each adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit B for more service fee information.

The table below shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year. The fees are based on average daily net assets.

                Maximum Payable under Plan/Amount Actually Paid

Money Market               None/None
Limited-Term               None/None
Intermediate               0.25%/None
Long-Term                  0.35%/0.09%

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 21

Next Step - Account Application
Complete and sign an application for each new account. For more information, contact your financial professional or our shareholder services department at 800-368-2748.

Minimum To Open an Account                  Minimum additional
                  $2,000                    investments -$250
                                            (The Money Market Portfolio may
                                            charge a $2 service fee on check
                                            purchases of less than $250)

Please make your check payable to
the Fund and mail it to:
         New Accounts                       Subsequent Investments
         (include application)              (include investment slip)
         Calvert Group                      Calvert Group
         P.O. Box 219544                    P.O. Box 219739
         Kansas, City MO                    Kansas City, MO
         64121-9544                         64121-9739

         Certified or                       c/o NFDS,
         Overnight Mail                     330 West 9th St.
                                            Kansas City, MO   64105-1807

         At the Calvert Office              Visit the Calvert Office to make
                                            investments by check. See the back
                                            cover page for the address.

IMPORTANT - HOW SHARES ARE PRICED
The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees/Directors believes accurately reflects fair value. CTFR Money Market is valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1 per share.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). Each Fund is open for business each day the NYSE is

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 22 open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but purchases cannot be received because the banks are closed.

WHEN YOUR ACCOUNT WILL BE CREDITED
Your purchase will be processed at the NAV next calculated after your order is received in good order. All of your purchases must be made in US dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. The Money Market Portfolio may charge a $2 service fee on any purchase less than the $250 minimum for subsequent investments. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

CTFR Money Market
Your purchase will be credited at the net asset value calculated after your order is received and accepted. If the Transfer Agent receives your wire purchase by 5 p.m. ET, your account will begin earning dividends on the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. Purchases received by check will begin earning dividends the next business day after they are credited to the account.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 23

OTHER GROUP FEATURES

Calvert Information Network
For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services
By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller
Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests will be honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions
You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 24

Exchanges
Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your financial professional or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert
Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, each Fund and the distributor may reject any order considered market-timing activity.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.


        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 25

Electronic Delivery of Prospectuses and Shareholder Reports
You may request to receive electronic delivery of prospectuses and annual and semi-annual reports.


Combined General Mailings (Householding)
Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges
Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25. CTFR Money Market will charge a $25 service fee for drafts returned for insufficient or uncollected funds.

If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

Minimum Account Balance
Please maintain a balance in each of your accounts of at least $1,000 per class. If the balance in your CTFR Money Market account falls below the minimum during a month, a $3 monthly fee may be charged to your account. If the balance in any of your accounts falls below the minimum during a month, your account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum, and will be closed if the balance is not brought up to the required minimum amount within 30 days.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 26

DIVIDENDS, CAPITAL GAINS AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

CTFR Money Market       Accrued daily, paid monthly
CTFR Limited-Term       Paid Monthly
CMF Intermediate        Paid Monthly
CTFR Long-Term          Paid Monthly

Dividend payment options
Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Group Fund may be automatically invested in an identically registered account in any other Calvert Group Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the US Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend (Not Applicable to CTFR Money Market)
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 27

Federal Taxes
Dividends derived from interest on municipal obligations constitute exempt-interest dividends, on which you are not subject to federal income tax. However, dividends which are from taxable interest and any distributions of short term capital gain are taxable to you as ordinary income. If the Fund makes any distributions of long-term capital gains, then these are taxable to you as long-term capital gains, regardless of how long you held your shares of the Fund. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum tax for individuals and for corporations. The Fund may derive up to 20% of its income from taxable investments, for liquidity purposes or pending investment. Interest earned from taxable investments will be taxable as ordinary income.

If any taxable income or gains are paid, in January, the Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested.

CTFR Limited-Term, Long-Term and CMF Intermediate Only:
You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, these Funds will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information
You may be subject to state or local taxes on your investment, depending on the laws in your area. A letter will be mailed to you in January detailing the percentage invested in your state the previous tax year. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and possibly 31% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert Group reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.


        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 28

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Drafts written on CTFR Money Market during the hold period will be returned for uncollected funds.

Your shares will be redeemed at the next NAV calculated (less any applicable
CDSC) after your redemption request is received by the transfer agent in good order. The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests
Calvert Group, P.O. Box 219544, Kansas City, MO 64121-9544
Your letter should include your account number and fund and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 29

Draftwriting (CTFR Money Market only)
You may redeem shares in your CTFR Money Market account by writing a draft for at least $250. If you complete and return the signature card for Draftwriting, the Fund will mail bank drafts to you, printed with your name and address. Drafts may not be ordered until your initial purchase has cleared. Calvert will provide printed drafts (checks). You may not print your own. Any customer-printed checks will not be honored and will be returned without notice. The Fund will charge a service fee for drafts returned for insufficient funds. The Fund will charge $25 for any stop payment on drafts. The Fund will charge a $25 fee on drafts returned for any reason. As a service to shareholders, shares may be automatically transferred between your Calvert accounts to cover drafts you have written. The signature of only one authorized signer is required to honor a draft.

Systematic Check Redemptions
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Shares subject to a CDSC which are redeemed by Systematic Check Redemption will be charged the CDSC.

Corporations and Associations
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)

Through your Dealer
Your dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.


        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 30

Request in "Good Order"

All redemption requests must be received by the transfer agent in "good order." This means that your request must include:

 .    The Fund name and account number.
 .    The amount of the transaction (in dollars or shares).
 .    Signatures of all owners exactly as registered on the account (for mail requests).
 .    Signature guarantees (if required).*
 .    Any supporting legal documentation that may be required.
 .    Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 fiscal years (or if shorter, the period of the Fund's operations). The Fund's fiscal year end is December 31. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information for 2000 has been audited by Arthur Andersen LLP whose report, along with a Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for prior years has been audited by PricewaterhouseCoopers LLP.

                   CALVERT TAX-FREE RESERVES PROSPECTUS - 31

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS


                                                                 YEARS ENDED
                                                      ---------------------------------
                                                           DECEMBER 31, DECEMBER 31,
CLASS 0 SHARES                                                 2000         1999
---------------------------------------------------------------------------------------
Net asset value, beginning.........................             $1.00           $1.00
                                                      ----------------  ---------------
Income from investment operations
  Net investment income............................              .039            .030
Distributions from
  Net investment income............................             (.039)          (.030)
                                                      ----------------  ---------------
Net asset value, ending............................             $1.00           $1.00
                                                      ================  ===============

Total return.......................................              3.95%           3.04%
                                                      ================  ===============
Ratios to average net assets:
  Net investment income............................              3.87%           2.97%
                                                      ================  ===============
  Total expenses...................................               .65%            .65%
                                                      ================  ===============
  Expenses before offsets..........................               .65%            .65%
                                                      ================  ===============
  Net expenses.....................................               .63%            .64%
                                                      ================  ===============
Net assets, ending (in thousands)..................        $1,253,987      $1,277,935
                                                      ================  ===============



                                                             YEARS ENDED
                                             -------------------------------------------
                                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
CLASS O SHARES                                     1998          1997         1996
----------------------------------------------------------------------------------------
Net asset value, beginning................         $1.00          $1.00          $1.00
                                             =============  =============  =============
Income from investment operations
  Net investment income...................          .032           .033           .033
Distributions from
  Net investment income...................         (.032)         (.033)         (.033)
                                             -------------  -------------  -------------
Net asset value, ending...................         $1.00          $1.00          $1.00
                                             =============  =============  =============

Total return..............................          3.22%          3.38%          3.33%
                                             =============  =============  =============
Ratios to average net assets:
  Net investment income...................          3.17%          3.32%          3.28%
                                             =============  =============  =============
  Total expenses..........................           .65%           .65%           .65%
                                             =============  =============  =============
  Expenses before offsets.................           .65%           .65%           .65%
                                             =============  =============  =============
  Net expenses............................           .64%           .64%           .64%
                                             =============  =============  =============
Net assets, ending (in thousands).........    $1,355,322     $1,405,350     $1,550,731
                                             =============  =============  =============

       CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 32

                            LIMITED-TERM PORTFOLIO
                             FINANCIAL HIGHLIGHTS


                                                                 YEARS ENDED
                                                      ---------------------------------
                                                        DECEMBER 31,     DECEMBER 31,
                                                            2000             1999
---------------------------------------------------------------------------------------
Net asset value, beginning.........................            $10.64          $10.71
                                                      ================  ===============
Income from investment operations
  Net investment income............................               .45             .37
  Net realized and unrealized gain (loss)..........               .02            (.07)
                                                      ----------------  ---------------
   Total from investment operations................               .47             .30
                                                      ----------------  ---------------
Distributions from
  Net investment income............................              (.45)           (.37)
                                                      ----------------  ---------------
Total increase (decrease) in net asset value.......               .02            (.07)
                                                      ----------------  ---------------
Net asset value, ending............................            $10.66          $10.64
                                                      ================  ===============

Total return*......................................              4.53%           2.86%
                                                      ================  ===============
Ratios to average net assets:
  Net investment income............................              4.22%           3.47%
                                                      ================  ===============
  Total expenses...................................               .72%            .71%
                                                      ================  ===============
  Expenses before offsets..........................               .72%            .71%
                                                      ================  ===============
  Net expenses.....................................               .70%            .70%
                                                      ================  ===============
Portfolio turnover.................................                82%             78%
                                                      ================  ===============
Net assets, ending (in thousands)..................          $463,465        $523,743
                                                      ================  ===============


                                                             YEARS ENDED
                                             -------------------------------------------
                                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                   1998          1997         1996
----------------------------------------------------------------------------------------
Net asset value, beginning................        $10.70         $10.69         $10.72
                                             =============  =============  =============
Income from investment operations
  Net investment income...................           .40            .42            .44
  Net realized and unrealized gain (loss).           .01            .01           (.03)
                                             -------------  -------------  -------------
   Total from investment operations.......           .41            .43            .41
                                             -------------  -------------  -------------
Distributions from
  Net investment income...................          (.40)          (.42)          (.44)
                                             -------------  -------------  -------------
Total increase (decrease) in net asset
  value...................................           .01            .01           (.03)
                                             -------------  -------------  -------------
Net asset value, ending...................        $10.71         $10.70         $10.69
                                             =============  =============  =============

Total return*.............................          3.87%          4.07%          3.94%
                                             =============  =============  =============
Ratios to average net assets:
  Net investment income...................          3.70%          3.91%          4.12%
                                             =============  =============  =============
  Total expenses..........................           .71%           .70%           .71%
                                             =============  =============  =============
  Expenses before offsets.................           .71%           .70%           .71%
                                             =============  =============  =============
  Net expenses............................           .70%           .69%           .70%
                                             =============  =============  =============
Portfolio turnover........................            45%            52%            45%
                                             =============  =============  =============
Net assets, ending (in thousands).........      $547,212       $490,180       $512,342
                                             =============  =============  =============

       CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 33

                            INTERMEDIATE PORTFOLIO
                             FINANCIAL HIGHLIGHTS


                                                                 YEARS ENDED
                                                      ---------------------------------
                                                           DECEMBER 31, DECEMBER 31,
                                                               2000         1999
---------------------------------------------------------------------------------------
Net asset value, beginning.........................            $10.12          $10.82
                                                      ================  ===============
Income from investment operations
  Net investment income............................               .46             .43
  Net realized and unrealized gain (loss)..........               .52            (.64)
                                                      ----------------  ---------------
   Total from investment operations................               .98            (.21)
                                                      ----------------  ---------------
Distributions from
  Net investment income............................              (.46)           (.43)
  Net realized gains...............................                --            (.06)
                                                      ----------------  ---------------
   Total distributions.............................              (.46)           (.49)
                                                      ----------------  ---------------
Total increase (decrease) in net asset value.......               .52            (.70)
                                                      ----------------  ---------------
Net asset value, ending............................            $10.64          $10.12
                                                      ================  ===============

Total return *.....................................              9.91%          (2.01%)
                                                      ================  ===============
Ratios to average net assets:
  Net investment income............................              4.47%           4.12%
                                                      ================  ===============
  Total expenses...................................               .95%            .93%
                                                      ================  ===============
  Expenses before offsets..........................               .95%            .93%
                                                      ================  ===============
  Net expenses.....................................               .89%            .90%
                                                      ================  ===============
Portfolio turnover.................................                32%             38%
                                                      ================  ===============
Net assets, ending (in thousands)..................           $72,104         $58,093
                                                      ================  ===============



                                                             YEARS ENDED
                                             -------------------------------------------
                                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                   1998          1997         1996
----------------------------------------------------------------------------------------
Net asset value, beginning................        $10.79         $10.56         $10.62
                                             =============  =============  =============
Income from investment operations
  Net investment income...................           .45            .50            .50
  Net realized and unrealized gain (loss).           .13            .23           (.06)
                                             -------------  -------------  -------------
   Total from investment operations.......           .58            .73            .44
                                             -------------  -------------  -------------
Distributions from
  Net investment income...................          (.46)          (.50)          (.50)
  Net realized gains......................          (.09)            --             --
                                             -------------  -------------  -------------
   Total distributions....................          (.55)          (.50)          (.50)
                                             -------------  -------------  -------------
Total increase (decrease) in net asset
 value....................................           .03            .23           (.06)
                                             -------------  -------------  -------------
Net asset value, ending...................        $10.82         $10.79         $10.56
                                             =============  =============  =============

Total return *............................          5.46%          7.11%          4.32%
                                             =============  =============  =============
Ratios to average net assets:
  Net investment income...................          4.17%          4.71%          4.83%
                                             =============  =============  =============
  Total expenses..........................           .97%           .97%          1.04%
                                             =============  =============  =============
  Expenses before offsets.................           .97%           .97%          1.04%
                                             =============  =============  =============
  Net expenses............................           .94%           .94%          1.01%
                                             =============  =============  =============
Portfolio turnover........................            44%            29%            23%
                                             =============  =============  =============
Net assets, ending (in thousands).........       $71,065        $48,933        $45,612
                                             =============  =============  =============

       CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 34

                              LONG-TERM PORTFOLIO
                             FINANCIAL HIGHLIGHTS


                                                                 YEARS ENDED
                                                      ---------------------------------
                                                           DECEMBER 31, DECEMBER 31,
                                                               2000         1999
---------------------------------------------------------------------------------------
Net asset value, beginning.........................            $15.30          $16.81
                                                      ================  ===============
Income from investment operations
  Net investment income............................               .77             .70
  Net realized and unrealized gain (loss)..........              1.15           (1.44)
                                                      ----------------  ---------------
   Total from investment operations................              1.92            (.74)
                                                      ----------------  ---------------
Distributions from
  Net investment income............................              (.76)           (.70)
  Net realized gains...............................                --            (.07)
                                                      ----------------  ---------------
   Total distributions.............................              (.76)           (.77)
                                                      ----------------  ---------------
Total increase (decrease) in net asset value.......              1.16           (1.51)
                                                      ----------------  ---------------
Net asset value, ending............................            $16.46          $15.30
                                                      ================  ===============

Total return*......................................             12.93%          (4.52%)
                                                      ================  ===============
Ratios to average net assets:
  Net investment income............................              4.89%           4.35%
                                                      ================  ===============
  Total expenses...................................               .90%            .88%
                                                      ================  ===============
  Expenses before offsets..........................               .90%            .88%
                                                      ================  ===============
  Net expenses.....................................               .85%            .84%
                                                      ================  ===============
Portfolio turnover.................................                85%             80%
                                                      ================  ===============
Net assets, ending (in thousands)..................           $52,517         $51,146
                                                      ================  ===============


                                                             YEARS ENDED
                                             -------------------------------------------
                                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                   1998          1997         1996
----------------------------------------------------------------------------------------
Net asset value, beginning................        $17.28         $16.81         $17.31
                                             =============  =============  =============
Income from investment operations
  Net investment income...................           .78            .87            .93
  Net realized and unrealized gain (loss).           .06            .50           (.46)
                                             -------------  -------------  -------------
   Total from investments.................           .84           1.37            .47
                                             -------------  -------------  -------------
Distributions from
  Net investment income...................          (.80)          (.87)          (.95)
  Net realized gains......................          (.51)          (.03)          (.02)
                                             -------------  -------------  -------------
   Total distributions....................         (1.31)          (.90)          (.97)
                                             -------------  -------------  -------------
Total increase (decrease) in net asset
  value...................................          (.47)           .47           (.50)
                                             -------------  -------------  -------------
Net asset value, ending...................        $16.81         $17.28         $16.81
                                             =============  =============  =============

Total return*.............................          5.01%          8.41%          2.89%
                                             =============  =============  =============
Ratios to average net assets:
  Net investment income...................          4.58%          5.16%          5.50%
                                             =============  =============  =============
  Total expenses..........................           .87%           .87%           .89%
                                             =============  =============  =============
  Expenses before offsets.................           .87%           .87%           .89%
                                             =============  =============  =============
  Net expenses............................           .84%           .85%           .86%
                                             =============  =============  =============
Portfolio turnover........................             72%           41%            41%
                                             =============  =============  =============
Net assets, ending (in thousands).........        $57,677       $50,966        $52,945
                                             =============  =============  =============

(a) Annualized.
* Total return is not annualized for periods less than one year and does not reflect deduction of Class A front-end sales charge.

       CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 35

EXHIBIT A
REDUCED SALES CHARGES -- (CTFR Limited-Term, CMF Intermediate and CTFR Long-
Term)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Rights of Accumulation can be applied to several accounts
The sales charge breakpoints are automatically calculated for each account based on the higher of cost or current value of shares previously purchased. This privilege can be applied to a family group or other qualified group* upon request. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

Letter of Intent
If you (or your group, as described above) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market portfolio purchases. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Neither the Funds, nor Calvert Distributors, Inc. ("CDI"), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

* A "qualified group" is one which:
1. has been in existence for more than six months, and
2. has a purpose other than acquiring shares at a discount, and
3. satisfies uniform criteria which enable CDI and brokers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or brokers distributing shares, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or brokers. A pension plan is not a qualified group for rights of accumulation.

        CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 36

Other Circumstances
There is no sales charge on shares of any Fund of the Calvert Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Funds, employees of Calvert Group, Ltd. and its affiliates, or their family members;
(ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for the Calvert Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) Purchases made through a Registered Investment Advisor;
(iv) Trust departments of banks or savings institutions for trust clients of such bank or institution, (v) Purchases through a broker maintaining an omnibus account with the Fund, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and "rabbi trusts."

Established Accounts
Shares of the Long-Term Portfolio may be sold at net asset value to you if your account was established on or before September 15, 1987, or April 30, 1988, for the Limited-Term Portfolio.

Dividends and Capital Gain Distributions from other Calvert Funds
You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in another account with no additional sales charge.

Purchases made at NAV
Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge.

Reinstatement Privilege
If you redeem shares and then within 60 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Funds reserve the right to modify or eliminate this privilege.

       CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 37

EXHIBIT B
Service Fees and Arrangements With Dealers

Calvert Distributors, Inc., each Fund's underwriter, pays dealers a commission, or reallowance (expressed as a percentage of the offering price) when you purchase shares. CDI also pays dealers an ongoing service fee while you own shares of a Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment which differs depending on the Class.

                         Maximum Commission/Service Fees

CTFR Money Market (Class O)         None/0.25%
CTFR Limited-Term                   1.00%/0.15%
CMF Intermediate                    2.25%/0.15%**
CTFR Long-Term                      3.00%/0.25%**

**If finder's fee is paid (see below), CMF Intermediate and CTFR Long-Term Service fee begins 13th month after purchase.

Occasionally, CDI may reallow to dealers the full front-end sales charge. CDI may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to brokers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Funds and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI pays dealers a finder's fee on CTFR Long-Term shares purchased at NAV in accounts with $1 million or more. The CTFR Long-Term finder's fee is 1% of the NAV purchase amount on the first $2 million,
 .80% on $2 to $3 million, .50% on $3 to $50 million, .25% on $50 to $100 million, and .15 over $100 million. CDI also pays dealers a finder's fee on CTFR Limited-Term shares purchased at NAV in accounts with $250,000 or more. The CTFR Limited-Term Finder's fee is 0.10% of the NAV purchase amount. CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Funds within 12 months of the date of purchase. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

       CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 38

To Open an Account:
800-368-2748

Performance and Prices:
www.calvert.com
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746

TDD for Hearing-Impaired:
800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Calvert Web-Site:
www.calvert.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

       CALVERT TAX-FREE RESERVES AND NATIONAL MUNICIPAL PROSPECTUS - 39

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group
4550 Montgomery Ave., Suite 1000N
Bethesda, MD 20814

Telephone: 1-800-368-2745

Calvert Web-Site:
www.calvert.com

You can review information about the Fund at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act file:        no. 811-3101 (CTFR)
                                    no. 811-6525 (CMF)

--------------------------------------------------------------------------------